Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1651

                          All Cap Core Strategy 2016-2

                          Mid Cap Core Strategy 2016-2

                          Supplement to the Prospectus

As a result of a previously announced spinoff, on May 2, 2016, holders of Community Health Systems, Inc. ("CYH") shares received one share of Quorum Health Corporation ("QHC") common stock for every four shares of CYH common stock held as of April 22, 2016. Fractional shares of QHC were not issued in this spinoff, and consequently cash was distributed pro rata for any such fractional amounts.

Notwithstanding anything to the contrary in the prospectus, your Portfolio now holds, and will continue to purchase, shares of both CYH and QHC.

Supplement Dated:  May 2, 2016